UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of report (Date of earliest event reported)             December 7, 2010

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS                   75038
(Address of Principal Executive Offices)                                                      (Zip Code)

Registrant’s telephone number, including area code:                       (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        /  /   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       /  /     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       /  /     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       /  /     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 7, 2010, the Board of Directors (the “Board”) of Darling International Inc. (the "Company") resolved to amend certain Senior Executive Termination Benefits Agreements previously entered into by and between the Company and each of Neil Katchen, John O. Muse and John F. Sterling (each, an "Agreement" and together, the "Agreements").  Each of Messrs. Katchen, Muse and Sterling is referred to herein individually as "Executive" and together as the "Executives."

Set forth below is a brief description of the material terms and conditions of the Agreements.  The summary set forth below is not intended to be complete and is qualified in its entirety with respect to Mr. Katchen and Mr. Sterling by reference to the full text of the Form of Senior Executive Termination Benefits Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 29, 2007 and with respect to Mr. Muse by reference to the full text of the Amended and Restated Senior Executive Termination Benefits Agreement dated as of January 15, 2009 between the Company and Mr. Muse attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 21, 2009, as amended by a First Addendum to Amended and Restated Senior Executive Termination Benefits Agreement dated as of December 8, 2009 between the Company and Mr. Muse attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on December 14, 2009.

Pursuant to the Agreements, the Company must provide the applicable Executive certain benefits upon any termination of his employment except (i) termination by reason of the voluntary resignation by such Executive, (ii) termination for Cause (as defined in the Agreements) or (iii) termination upon such Executive's normal retirement.  Neither permanent or long-term disability status nor death of an Executive is deemed a termination for purposes of the Agreements.  Such termination with the exceptions set forth above is referred to herein as an "Eligible Termination Event."

Subject to the mitigation provisions (discussed below) and Executive’s execution of a release of claims in respect of Executive’s employment with the Company, the Company shall provide Executive certain benefits upon an Eligible Termination Event.  Prior to the amendments described below, continued health and dental insurance was included in the list of fringe benefits to be provided upon an Eligible Termination Event.  Pursuant to the amendments described below and in order to comply with applicable law that was recently adopted, in lieu of health and dental insurance being included in the fringe benefits, the Agreements now provide that the Company shall pay the Executive an amount equal to the applicable COBRA premium rate, if any, for a period of one year from the date of termination (or 18 months in the case of Mr. Muse) for health, dental and other similar COBRA coverage for the Executive and his eligible dependants, and such payments shall be includible in the Executive’s gross income.  See the Company's Proxy Statement filed with the Securities and Exchange Commission on April 6, 2010 for salary and other benefits information for each of the Executives.

Executive is not entitled to any bonus under the Company's Executive Bonus Plan for the year in which the Eligible Termination Event occurs.

Executive is required to mitigate the payments under the Agreements by seeking other comparable employment as promptly as practicable after the Eligible Termination Event. Amounts due under the Agreements will be offset against or reduced by any amount earned from such other employment.  The fringe benefits shall terminate upon Executive's obtaining such other employment.

The Agreements also contain obligations on Executive’s part regarding nondisclosure of confidential information, return of Company property, non-solicitation of employees during employment and for a period of one year following the termination of employment for any reason, non-disparagement of the Company and its business and continued cooperation in certain matters involving the Company.

       Each Agreement was amended by an Addendum to Senior Executive Termination Benefits Agreement (the "Addendum").  Messrs. Katchen, Muse and Sterling each signed the Addendum on December 8, 2010.  Each Addendum extended the term of the applicable Agreement by one year to December 31, 2011 with automatic extensions for successive one year periods on December 31, 2011 and each anniversary thereof, unless the Executive’s employment is terminated prior thereto or the Company provides written notice to the Executive of the Company’s intention not to extend the term at least six (6) months prior to the applicable extension date.  To comply with applicable law that was recently adopted, the Addendum also changes the treatment of health and dental benefits in the manner described above.  In addition, the Addendum makes certain technical changes to the Agreement to comply with Section 409A of the Internal Revenue Code of 1986, as amended.  All other terms and conditions of each Agreement remain unchanged.  A Form of the Addendum for Messrs. Katchen and Sterling is attached hereto as Exhibit 10.4 and incorporated herein by reference.  The Addendum for Mr. Muse is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Senior Executive Termination Benefits Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 29, 2007, and incorporated herein by reference).

10.2
Amended and Restated Senior Executive Termination Benefits Agreement dated as of January 15, 2009 between Darling International Inc. and John O. Muse (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 21, 2009, and incorporated herein by reference).

10.3
First Addendum to Amended and Restated Senior Executive Termination Benefits Agreement dated as of December 8, 2009 by and between Darling International Inc. and John O. Muse (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed December 14, 2009, and incorporated herein by reference).

10.4	Form of Addendum to Senior Executive Termination Benefits Agreement.

10.5	Second Addendum to Amended and Restated Senior Executive Termination Benefits Agreement dated as of December 8, 2010 by and between Darling International Inc. and John O. Muse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: December 13, 2010	By:	/s/ John O. Muse
John O. Muse
Executive Vice President,
Finance and Administration

EXHIBIT LIST

Exhibits

10.1	Form of Senior Executive Termination Benefits Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 29, 2007, and incorporated herein by reference).

10.2
Amended and Restated Senior Executive Termination Benefits Agreement dated as of January 15, 2009 between Darling International Inc. and John O. Muse (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 21, 2009, and incorporated herein by reference).

10.3
First Addendum to Amended and Restated Senior Executive Termination Benefits Agreement dated as of December 8, 2009 by and between Darling International Inc. and John O. Muse (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed December 14, 2009, and incorporated herein by reference).

10.4	Form of Addendum to Senior Executive Termination Benefits Agreement.

10.5	Second Addendum to Amended and Restated Senior Executive Termination Benefits Agreement dated as of December 8, 2010 by and between Darling International Inc. and John O. Muse.